Exhibit 10.24

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN

REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

April 17, 2004

Supply Agreement

for the Supply of Modules

between

SunPower Corporation

430 Indio Way

Sunnyvale, CA 94085

USA

hereinafter called “SunPower”

and

Conergy AG

Anckelmannsplatz 1

20537 Hamburg

Germany

hereinafter called “Conergy”

(SunPower and Conergy are hereinafter collectively referred to as the “Parties” and individually as a “Party”)

PREAMBLE

SunPower established under the laws of the United States is a leading manufacturer for ultra-high-efficiency silicon cells. SunPower is a subsidiary of Cypress Semiconductor Corp., USA (NYSE: CY). SunPower has recently started up production of high-efficiency solar cells, intends to further increase its production capacity and has started to secure production capacity for solar modules.

Conergy is a company established under the laws of Germany with the reg. no. HRB 77717 at Amtsgericht Hamburg, Germany. Conergy is one of the leading system integrators in Europe with major activities in the German market. With its subsidiaries SunTechnics, AET and voltwerk as well as with its own brand, Conergy serves the market through distinct and well positioned brands in different sales channels.

The Parties intend to enter into cooperation to their mutual commercial benefit regarding the supply and distribution of high-efficiency solar modules, where SunPower is a supplier of solar modules to Conergy and Conergy shall purchase solar modules from SunPower.

The Parties intend to cooperate within the area of module development. Such cooperation shall have the goal of reducing the cost of PV power delivered to the consumer, focusing on PV cost related to the solar module, BOS components (such as mounting structures etc.) and energy output. It is the Parties’ intention that such cooperation shall be exclusive for the European market.

It is the Parties’ intention to extend the cooperation beyond the terms of this Agreement.

April 17, 2004

The Parties agree as follows:

QUANTITY AND PRODUCT SPECIFICATION

1.	Conergy shall order and SunPower shall deliver in the years 2004 and 2005 solar modules with a total targeted nominal output of *** MWp according to the following terms and conditions:

a.	In the year 2004: *** MWp (*** Megawatts peak) of the module type(s) as set forth in “Appendix A” (hereinafter called the “2004 volume”).

b.	In the year 2005: *** MWp (*** Megawatts peak) of the module type(s) as set forth in “Appendix A”, and / or for module types as mutually agreed between the parties at a later date (hereinafter called the “2005 volume”).

In addition, Conergy has the option to purchase up to an additional *** MWp of the same module type(s) as set forth in “Appendix A”, and / or for module types as mutually agreed between the parties at a later date, for delivery in 2005 (hereinafter called the “2005 Option”). Conergy is entitled to exercise the 2005 option fully or in part by written notification to SunPower before January 31, 2005 (hereinafter called the “2005 closing date”).

c.	SunPower provides Conergy and its subsidiaries the exclusive right to market and sell all products using the A-300 solar cell within the European Union through December 31, 2005, with the following exceptions:

i.	*** with white back-sheet and rated output *** for off-grid markets

ii.	*** i.e. defined as following a) glass-glass modules b) *** with rated power *** c) *** designed for curtain wall installations only

iii.	Opto-electronics, consumer products and ***.

iv.	Modules for use in ***

For point i ii, and iv parties agree to discuss exclusivity for the German and/or European market based on business performance at a later time. For the purposes of this agreement, the European Union is defined as countries who are full members of the EU as of March 31, 2004.

SunPower agrees to implement reasonable and customary systems to track and identify product sold outside of the EU and transshipped to customers within the EU by 3rd parties (“grey market modules”), and to use its best efforts to resolve grey market module issues as and when they arise.

d.	Laminates (frameless modules) according to specifications in “Appendix A” will be available with a lead time specified by SunPower and with a price reduction as mutually agreed upon. If laminates are produced by SunPower and delivered to Conergy, the volume of framed modules shall be adjusted accordingly.

2.	All modules delivered under section 1 above will comply with the following minimum specification:

(i)	Usage of the A-300 125 x 125 mm-cell as described in Appendix B with a cell efficiency > 20 % under STC (Standard Test Conditions: 1000 W/m2, 1.5 Am, 25° C cell temperature);

(ii)	All modules delivered will carry the label “made in Germany”;

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

(iii)	Tolerance of actual power of -0% (minimum factory test power of each module ≥ nominal rated module output power) under Standard Test Conditions (1000 W/m2, 1.5 Am, 25° C cell temperature) for all modules delivered;

(iv)	Frame configuration mutually accepted by Conergy and SunPower in writing;

(v)	Using solar glass with 4 mm thickness;

(vi)	Blue and red solar Radox wire of 4 mm2 cross sectional area and a minimum length according to Conergy’s specification each using MC-III-connectors

(vii)	Junction box according to IP 65 standards with height of box less than frame height;

(viii)	Maximum rated system voltage of 1,000 volts and Safety-Class II certified by TÜV Rheinland for all modules delivered;

(ix)	A mutually agreed set of cosmetic and other manufacturing defect criteria, (sample format shown in “Appendix C”) which can be modified if both parties agree upon on the basis of a production audit in a later time.

(x)	A detailed list stating all components and their specifications will be provided by SunPower before start of deliveries;

(xi)	Individual output data for all modules, showing Impp, Umpp, Isc, Voc and Pmpp, will be compiled in an Excel file and sent by email which will arrive latest at the time of the modules’ arrival at either Conergy’s warehouse or Conergy’s client. During production audit at SunPower’s module factory the parties will discuss the possibilities to have the individual measurement reports in a removeable cover on the outside of each palette.

(xii)	Branding, labeling and packaging of the modules and the carton as outlined in “Appendix G” will be mutually agreed upon by the parties at no additional costs other than those outlined in section 10 of this Agreement.

3.	All modules delivered under this Agreement will be tested and certified under IEC 61215 and “Safety class II” of German TÜV Rheinland before start of deliveries. An extension of the certificates for each module chosen by Conergy will be provided by SunPower.

4.	SunPower grants (i) an output warranty of 25 years at 80 % and 12 years at 90 % of the rated module power and (ii) a product warranty (freedom of defects in materials and workmanship) of 10 years as set forth in “Appendix D”, SunPower’s standard warranty statement.

5.	The Parties realize that product quality is regarded as a critical factor for success in the market. The Parties thus agree to focus on this issue in order to deliver the right product to the end customer:

a.	Before the start of deliveries, SunPower will provide Conergy with a copy of its calibration and module output test QA procedure. This calibration procedure shall be based on the measurements of Fraunhofer ISE, Freiburg, Germany, or on another mutually agreed primary international test laboratory.

b.	SunPower will conduct a round robin test with standard modules as described in Appendix A including Fraunhofer ISE, Freiburg, German TÜV and other international test laboratories. The results of this round robin test will be shared with Conergy.

c.	Quality check criteria and procedures will be developed jointly between the Parties, and implemented during production start-up in May/June 2004. SunPower shall produce and ship modules only according to agreed criteria. Conergy shall without unnecessary delay inform SunPower of any issues related to quality and transportation resulting in non-conformity of agreed specification and quality check criteria.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

TERMS OF DELIVERY AND SHIPMENTS

6.	Shipments in 2004 shall be made as from July 1, 2004 until December 10, 2004 in accordance with section 1 a.

Shipments in 2005 shall be made between January 1, 2005 and December 10, 2005 in accordance with section 1 b.

7.	Monthly forecast: On the 15th of each month, a three month rolling-forecast shall be provided by Conergy to SunPower to secure the production in the said period. All quantities for the month x+1 (e.g. April if the forecast has been provided on March 1) are regarded as fixed quantities and hereinafter referred to as a firm delivery commitment if delivery of such volume is confirmed in writing by SunPower.

8.	Basis of any delivery is a written call-purchase-order of Conergy sent to SunPower by fax. SunPower shall confirm the purchase order by a written fixed order acknowledgement, including volumes to be delivered and delivery dates, sent by fax (+49 6897 8106 ***) to Conergy within 5 working days after the receipt of the purchase order.

PRICES, ADJUSTMENTS AND FINANCIAL CONDITIONS

9.	The price for modules supplied under this contract shall be *** €/Wp (*** Euros per watt peak) during 2004 and *** €/Wp (*** Euros per watt peak) for the 2005 volume.

10.	For the 2005 Option the parties will discuss the price before the 2005 closing date (as defined under point 1 of this agreement).

11.	All prices and deliveries under this Agreement will be made FCA SunPower factory located in Germany with a minimum individual shipment volume of *** kWp.

12.	Should at any time during the validity of this contract any competing standard module with equivalent technical specifications (e.g. > 180 watt rated power, IEC 61215, Safety class II certification, etc.) and higher gross module efficiency become commercially available on the European market, Conergy may request that SunPower reduce module price by *** €/Wp. If SunPower agrees, all other conditions of this agreement shall continue. If SunPower refuses, Conergy has the option to cancel the agreement with 180 day notice, but shall honor firm delivery commitments then in place as described in sections 8 and 9.

13.	Conergy shall pay all invoices at the latest *** after the date of shipment from SunPower factory located in Germany. If payment is received by SunPower’s bank within *** after the date of shipment a cash rebate of *** % of the invoice total may be taken and deducted from outstanding payments by Conergy.

PENALTIES

14.	In the event of delayed shipment of more than *** calendar days beyond the shipment date confirmed by SunPower, SunPower shall pay to Conergy a penalty as follows:

a.	If the delay was communicated to Conergy at least *** prior to the confirmed shipment date, a penalty of *** Euro/Wp/*** as from shipment should have taken place until shipment takes place. The penalty on one purchase order shall in any event not exceed *** Euro/Wp (equivalent to *** penalty).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

b.	If the delay is communicated less than *** but more than *** before the confirmed shipment date, the penalty shall increase to *** Euro/Wp/***. The maximum penalty shall increase correspondingly to *** Euro/Wp.

c.	If the delay is communicated less than *** before the confirmed shipment date, the penalty shall increase to *** Euro/Wp/***. The maximum penalty shall increase correspondingly to *** Euro/Wp.

When determining penalties as outlined in c above, a grace period of *** shall be included to allow for delays that are proven to be caused by events and actions outside the control of SunPower (e.g. delay of trucks etc.).

Delivery of modules not complying with the mutually agreed specifications in section 2 and Appendix A shall be regarded as delayed delivery as defined in section 16a.

However if such non-compliance relates to non-critical defects Conergy can decide to be compensated by obtaining reduced prices for these modules. In this case the penalty will not apply in addition.

Any claims and payments due in subsection a-c above shall be properly documented by Conergy and may, once agreed upon between the Parties, be directly deducted by Conergy from any invoiced amount due.

15.	In the event of delayed payment by more than *** days after the date at which payment is due, Conergy shall pay SunPower a late penalty as follows:

a.	If Conergy pays an invoice *** after receipt of merchandise, an interest-rate of *** % for the *** will be charged separately by SunPower.

b.	If Conergy pays an invoice *** after receipt of merchandise, an interest-rate of *** % for *** will be charged separately by SunPower.

c.	If payment is not received by SunPower’s bank within *** after the date of shipment, SunPower shall have the right to stop all further deliveries until payment has been made or the parties have agreed to an alternative resolution.

16.	If the product volume delivered to Conergy in 2004 under a mutually agreed delivery schedule as defined in sections 7 and 8 is less than *** MWp Conergy will receive at the end of 2004 a price rebate of *** % for all volumes purchased to compensate its marketing efforts.

17.	If (i) the original IEC and Safety class certificates as defined in point 3 are not issued before August 31, 2004 or/and (ii) the related OEM certificates are not issued before September 30, 2004, Conergy is entitled to reduce all invoices received under this Agreement by *** % as a security-discount for all delivered modules by direct reduction of amounts due. This security-discount will be paid back without unreasonable delay at the time the documents are issued.

CANCELLATION

18.	If the documents as defined in point 3 are not supplied within a period of 6 months after the start of delivery Conergy (i) is allowed to cancel the contract, (ii) can make all delivered modules available to the supplier at their present location, and (iii) will be credited by SunPower for the original purchase price.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

19.	Before the 2005 closing date the parties agree to discuss prices and volumes for the 2005 option as defined under points 1 and 10 in order to secure the exclusivity as stated under point 1c. If (i) the 2005 option agreed by Conergy before the 2005 closing date is below 10 MWp and (ii) the parties cannot agree to maintain the exclusivity of this contract on the basis of a reduced total volume for 2005, then SunPower is entitled to cancel the exclusivity of this contract with a written pre-notification of 90 days. In the event that SunPower decides to cancel exclusivity as described in points i and ii above, the parties agree that there shall be two distinct phases of such cancellation. In the first phase, SunPower may cancel Conergy’s exclusive rights to sell product in EU countries other than Germany. The parties will then negotiate in good faith a reduced 2005 option volume and/or price that Conergy must meet to preserve their exclusive sales rights within Germany. In the event that the parties cannot agree on a reduced 2005 option volume or price for the German market, SunPower may decide to cancel Conergy’s exclusive sales rights within Germany. In this case SunPower will be free to sell products without limitation in Germany, except that SunPower agrees hereby not to sell modules of the same configuration sold to Conergy to other customers through December 31, 2005. In any case the other contract terms and conditions will continue to be valid.

20.	Should Conergy determine that the (i) reputation of the supplier or (ii) commercial conditions in the market place (i.e. change of the German EEG law etc.) do not allow the marketing of modules as anticipated by this contract Conergy may request in writing to modify the minimum volume targets and prices set forth in sections 1 and 9. In this event the parties agree to negotiate in good faith a mutually acceptable modification to this agreement (i.e. adjustment of price and quantities). If a mutually acceptable contract modification cannot be reached within 30 days of Conergy’s written notice, the parties agree that the contract shall be cancelled with a notice of 180 days. During this 180 day time period the provisions of the original contract shall be maintained in force. As adverse conditions covered by point (i) qualify, inter alia, prolonged technical deficiencies, quality problems (especially continued problems to fulfil the technical standards as Appendix C. As adverse conditions covered by point (ii) qualify, inter alia, the direct delivery by SunPower of PV modules covered under the exclusivity provisions of this agreement to any other customer in Europe.

21.	The parties understand and agree that final module power specification will be determined following sample testing at NREL, TÜV and/or Fraunhofer ISE. This testing will take place during April 2004. For a period of 10 days after the officially handout of test results from SunPower to Conergy, in the event that the resultant module power specification is considered unacceptable (e.g. average module efficiency is below 16.5%) by either party to fulfill the objectives of this agreement, either party may cancel the agreement by four weeks written notice.

22.	SunPower agrees to grant Conergy an option with respect to continuation of exclusive sales rights stipulated in section 1c for periods beyond December 31, 2005. This option is contingent on the parties reaching mutually agreeable commercial terms for the extension of such exclusivity. The parties agree to meet on or around June 30, 2005 to discuss such extension of exclusive sales rights beyond 2005.

23.	Conergy may by a 4 (four) weeks written notice to SunPower unilaterally terminate this Agreement only upon one or more of the following events:

a.	SunPower fails to achieve the IEC Certification (as set forth under section 3. and 18.) within the six month period stipulated in section 18, or

b.	SunPower fails (i) to provide Conergy with a copy of its calibration and module output test QA procedure as stipulated in section 5a prior to start of product supply, or

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

c.	the module power rating as determined by independent laboratory testing is considered unacceptable by Conergy as stipulated in section 21.

24.	The parties will aim to harmonize production and demand situation in good faith. As minimum delivery quantity the parties define in Q1 2005 15%, in Q2 2005 25%, in Q3 2005 30% and in Q4 2005 30% of the 2005 quantity, as shown in the following table under the heading “Minimum Target”. If Conergy places in any one quarter orders for delivery of less than 75 % of the minimum target quantity within the quarter (shown in the table below as “Threshold Volume”) SunPower may unilaterally cancel Conergy’s exclusivity provisions or sales rights. In this case SunPower will be free to sell products without limitation in Europe, except that SunPower agrees hereby not to sell modules of the same configuration sold to Conergy to other customers through December 31, 2005. The other contract terms and conditions will continue to be valid. The parties agree to negotiate any eventual delivery schedule pertaining to the 2005 option on or around the 2005 closing date.

Delivery Period	1/1 – 3/31/2005	4/1 – 6/30/2005	7/1 – 9/30/2005	10/1 – 12/15/2005
Minimum Target	1.5 MW	2.5 MW	3.0 MW	3.0 MW
Threshold Volume	1.13 MW	1.88 MW	2.25 MW	2.25 MW

25.	Cancellation of this agreement for any reason will eliminate any exclusive sales rights granted by SunPower to Conergy.

NON-DISCLOSURE

26.	The parties agree to execute a mutually acceptable non-disclosure agreement governing the treatment of proprietary information before April 30, 2004.

27.	Prior to the execution of the NDA referenced in section 26 and finalization of the co-branding agreement stipulated in section 29, the parties agree not to release to any 3rd parties any information relating to the existence or details of this agreement except by mutual written agreement.

OTHER REGULATIONS

28.	A mutually agreeable milestone plan for product launch will be defined as outlined as Appendix E.

29.	The parties will coordinate their marketing activities in the best way to promote the products of SunPower to be sold through Conergy into the European market, and agree to implement a mutually agreeable co-branding program prior to May 31, 2004.

30.	Representatives

Conergy AG	SunPower
CEO: Hans-Martin Rüter	CEO: Tom Werner
Director: Thomas-Tim Sävecke	VP Sales: Peter Aschenbrenner
Purchasing: Monika Leiner	Key-Account Manager: Jörn Jürgens

31.	Once a year (for the first time in April 2004) or after major quality problems have occurred, experts from Conergy will be allowed and fully supported to conduct a production audit at SunPower’s module production facilities in order to (i) detect probable quality problems, (ii) define an extended minimum technical standard of products if necessary (Appendix B) and (iii) propose steps to avoid quality problems.

32.	Conergy is allowed to arrange for production visits for a reasonable number of its main customers.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

April 17, 2004

33.	This Agreement replaces all previous contracts, Agreements and communication between the Parties.

34.	If a provision of this Agreement proves to be ineffective in full or in part, this shall not affect the validity of the other provisions. In such a case, the Parties undertake to replace the ineffective provision by an effective provision matching the economic purpose of the ineffective provision as closely as possible.

35.	Force Majeure. Conergy and SunPower shall not be liable for any failures to comply with its obligations under this Agreement due to Force Majeure. By way of example, but not by way of limitation, the causes of Force Majeure could be: war, civil disturbance, fire, floods, earthquakes and any other natural event of an exceptional nature and strike as well as changes in legislation and law. A Force Majeure event must be immediately reported to the other Party and duly documented. In any case, events of Force Majeure must always be reported to the other Party in writing together with appropriate documentary evidence within 15 days of the occurrence of the event. If the Force Majeure event should continue beyond 30 days, then the Parties shall meet to agree on how to proceed or on whether to suspend or cancel the Agreement. The Parties undertake to re-establish the performance of the Agreement with all technically and economically reasonable means.

36.	This Agreement shall be construed and enforced in accordance with the laws of the state of New York, USA. Any disputes arising hereunder shall be submitted to non-binding arbitration in accordance with the Arbitration rules of the International Chamber of Commerce. Arbitration will be held in London, UK and conducted in English. Prior to the institution of arbitration, a party alleging a dispute shall send a written notice to the other party describing the dispute. Within ten days of receipt of the notification, the non-alleging party shall initiate a procedure by which the managers of both parties shall, in good faith, negotiate a resolution of the dispute. If the dispute is not settled within sixty (60) days of the initial written notice, a party may initiate arbitration proceedings. Notwithstanding any provision herein, a party shall have the right to seek injunctive or other equitable relief in a court of competent jurisdiction.

Hamburg, 17.04.2004	Sunnyvale, 17.04.2004

Conergy AG	SunPower

/s/ Hans-Martin Rüter	/s/ Peter C. Aschenbrenner
Hans-Martin Rüter, CEO	Peter C. Aschenbrenner
Vice President, Sales & Marketing

/s/ Thomas-Tim Sävecke*
Thomas-Tim Sävecke, Director

*	by power of attorney

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX A: Data sheet and specification

Preliminary technical specifications of SunPower 72cell module :

Solar Cells :	72 x SunPower A-300
Strings :	6 strings of 12 cells each, laminate edge gap 16mm

Electrical specificationa

Voc :	47.9 V	preliminary
Isc :	5.6 A	preliminary
Vmp :	40.3 V	preliminary
Imp :	5.2 V	preliminary
Pmp :	210 V	preliminary

Voltage :	-1.9mV /°C	preliminary
Current :	-0.35% /°C	preliminary

Module specifications

Glass :	***, 4mm thickness
Backsheet :	*** TPE, black, 1000 Vdc proof
J-box :	*** Junction box, IP65, 1000 Vdc proof
Diodes :	3 x IR 80sq045 shottky diode
Wire :	Huber&Suhner Radox 4mm2, length 1000mm
Connectors :	Multi-Contact type MC-KST3 and MC-KBT3

Size :	1558 x 798 x 30 mm
Frame :	*** aluminum frame (black anodized)
Or mutual agreeable alternative

*** frame profile :

Weight :	about 17kg (exact weight to be determined)

Certification:	modules to be certified according to IEC61215 and SKII, 1000 Vdc

Drawings :	see next page

Graphic:	Engineering Schematic

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

[61.35]
1558
[31.42]
798
[1.18]
30
10X Ø6.6
754
916
618
470
321

NOTE: ALTERNATE UNITS SHOWN IN [INCHES]

UNLESS OTHERWISE SPECIFIED DIMENSIONS ARE IN MILLIMETERS TOLERANCES ARE: DECIMALS X. ±0.5 XX ±0.1 ANGLES ±2°	CONTRACTING		SUNPOWER SUNPOWER CORPORATION SUNNYVALE, CA 94085
	DRAWN BY S. DAROCZI	DATE 3/25/04	
MATERIAL	CHECKED D. ROSE	DATE 3/25/04	MODULE ASSEMBLY, 72-CELL, WHITE
FINISH	CHECKED	DATE	SIZE B · DWG. NO. 11200 · REV. A
			SCALE 1 : 10 · SHEET 1 OF 1

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX B: Data sheet and specification of the A-300 solar cell

See Next Page

Supply Agreement between SunPower and Conergy	April 17, 2004

[SunPower Logo]

A-300
Single-Crystal Silicon Solar Cel

A-300 Cell Performance – Typical I-V Curve	Construction:	All-back contact
	Dimensions:	125 mm x 125 mm – normal
	Thickness:	250 µm ± 30µm
[graph]
Typical Electrical Performance
	Open Circuit Voltage:	0.665 V
	Short Circuit Current:	5.75 A
	Maximum Power Voltage:	560 V
	Maximum Power Current:	5.35 A
	Rated Power:	3.0 W
	Efficiency:	20.0% minimum

Temperature Coefficients
	Voltage:	-1.9 mV / ºC
	Power:	-0.38% / ºC
Voltage (V)
Attributes

Cell Backside View	• High efficiency reduces module assembly and system installation costs

(Dimensions in mm)	• Uniform front appearance—no contact grid

[cell graphic]	• Back contact design simplifies circuit assembly

• Lower temperature coefficient improves energy delivery

Packaging

• Cells are packed in boxes of 250 each grouped in shrink-wrapped stacks of 50 with interleaving

• Ten boxes are packed in a water-resistant “Master Carton” containing 2,500 cells suitable for air transportation

• Master Cartons are permanently labeled with cell tracking information and date of manufacture

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX C: Minimum technical standard

The Parties shall jointly develop a detailed Product Qualification and Quality Reporting, and agree on the detailed description of quality standards and defects. Defects shall jointly be described and classified related to severity.

Based on the above and the production audit to be carried out by Conergy in April-2004 a detailed Product Qualification and Quality Reporting will be set up and attached to this Agreement.

Modules delivered under this Agreement will according to the minimum technical standard not be allowed to show one of the following (draft) defects.

CODE	DRAFT DESCRIPTION OF INTOLERABLE DEFECTS
A	***
B	***
C	***
D	***
E	***
F	***
G	***
H	***
I	***
J	***
K	***
N	***
O	***
P	***
R	***
S	***
T	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX D: Output and Product Warranty

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX E: Action and milestone plan

See Next Page

* * *

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Supply Agreement between SunPower and Conergy	April 17, 2004

APPENDIX F: Branding and labeling

Appendix to the Supply Agreement between SunPower and Conergy	01/02/2005

Appendix

to the

Supply Agreement

for the Supply of Modules

between

SunPower Corporation 430 Indio Way

Sunnyvale, CA 94085 USA

hereinafter called “SunPower” and

Conergy AG

Anckelmannsplatz 1 20537 Hamburg

Germany

hereinafter called “Conergy”

(SunPower and Conergy are hereinafter collectively referred to as the “Parties” and individually as a “Party”)

Further to what is set forth in the Supply Agreement dated and signed April 17, 2004 the parties agree as follows:

1.	SunPower will *** in October 2004 (delivery of *** kWp until December 15, 2004) and the actual deliveries of *** kWp for the same period. Such *** will be effected by reducing the price of the first ***kW (the “compensation volume”) of product delivered in 2005 as shown below:

	2004-Price	Price for compensation volume (***%)
STM 210 F	*** /Wp	*** /Wp
STM 210/5 F	*** /Wp	*** /Wp
STM 190F/5/W	*** /Wp	*** /Wp
STM 200 F	*** /Wp	*** /Wp
STM 200/5 F	*** /Wp	*** /Wp

2.	The baseline delivery volume for 2005 will be *** MWp as shown in the table below. A volume is defined as delivered once it is provided to Conergy FCA SunPower’s factory in Germany. The related deliveries will take place between January and December 15, 2005. In the event that Sunpower is unable to deliver the target Q2-Q4 module volume, Conergy shall have the option of purchasing A-300 solar cells in equivalent volume at a price to be negotiated in good faith.

2005 Period	MW Module Delivery
Q1	***
Q2	***
Q3	***
Q4	***

3.	The target volume for Q1 is *** modules. In the event that air-freighting of laminates from China is necessary to achieve this delivery volume, SunPower agrees to share ***% of the incremental air-freight expense up to a total contribution of €***.

4.	The price for the baseline volume (excluding the “compensation volume” under paragraph 1) will be at *** €/ Wp.

5.	The parties agree to a bi-directional price incentive relating to total 2005 volume supply. Products supplied in addition to the baseline 2005 supply volume will be invoiced at an *** cent / watt premium over the baseline price. In the event that the actual total 2005 supply volume is less than *** MW (as defined by

1/2

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Appendix to the Supply Agreement between SunPower and Conergy	01/02/2005

mutually agreed accounting of 2005 product delivery) SunPower will reimburse Conergy for the shortfall in the form of a true-up payment to be made in January of 2006. The true-up payment may be deducted from invoices coming due in January 2005. The true-up will be calculated on the basis of *** cents per watt for each watt that the actual total 2005 product supply is less than *** MW, up to a limit of €***. The limit of €*** will not apply if the total 2005 supply quantity to Conergy is less than ***% of SunPower’s actual 2005 total production volume (in module equivalent terms).

6.	The attached Quality-Specification is binding for all deliveries taking place from January 01, 2005. Any module or amounts delivered being outside of such specification and/or showing either one of the non-tolerable defects will be rejected and regarded as not delivered unless Conergy has given written approval to any such deviation.

7.	For all modules *** product-specification of the STM 210F, STM 200F, and STM200FW, Conergy will receive a first-pick-option on a monthly basis on a mutually acceptable pricing schedule to be defined.

8.	The parties agree that modules made completely in China may be supplied in place of modules finished in Germany.

9.	Conergy agrees to waive their option for an additional *** MW of product as specified in section 1b of the supply agreement.

10.	Conergy and SunPower intend to negotiate in good faith to grant SunPower the exclusive rights on the complete *** rights.

11.	All other stipulations of the Supply Agreement dated and signed April 17, 2004 will remain valid.

Hamburg, January 31, 2005	Hamburg, January 31, 2005

Conergy AG	SunPower

/s/ Angiolo Laviziano	/s/ Peter C. Aschenbrenner
Angiolo Laviziano	Peter C. Aschenbrenner
Board Member	Vice President, Sales & Marketing

/s/ Thomas-Tim Savecke*
Thomas-Tim Savecke
Director

*	by power of attorney

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2nd Appendix to the Supply Agreement Conergy/SunPower	12/05/2005

Second Appendix

to the

Supply Agreement

for the Supply of Modules

between

SunPower Corporation

430 Indio Way

Sunnyvale, CA 94085 USA

hereinafter called “SunPower”

and

Conergy AG

Anckelmannspiatz 1

20537 Hamburg

Germany

hereinafter called “Conergy”

(SunPower and Conergy are hereinafter collectively referred to as the “Parties” and individually as a “Party”)

Further to what is set forth in the Supply Agreement dated and signed April 17, 2004 and the Appendix to this Supply Agreement dated and signed February 01, 2005 the parties agree as follows:

1.	From Q2-05 onwards, SunPower will ship STM modules to Conergy in ocean freight containers on a regular basis from Shenzhen, China. Shipments of 40’ containers will take place on a weekly basis according to the agreed Q2 shipping plan and for all further deliveries, subject to full container loads.

2.	Conergy will provide purchase orders for each container shipment according to the shipping plan with showing shipping terms: “FCA Shenzhen” on the purchase order. The freight forwarder of Conergy’s choice will provide the container for loading the modules in time and pick up the container from the loading dock in China upon request of SunPower.

3.	The actual baseline pricing for shipments CFA to Conergy is set at *** €/Wp for A/class and *** €/Wp for B/class modules. For compensation of the transportation cost from Shenzhen to a sea port in Europe (including insurance), a price of *** €/Wp will be deducted from the baseline price. In the following, Conergy will take over responsibility for all shipments from Shenzhen loading dock to the Conergy warehouse.

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2nd Appendix to the Supply Agreement Conergy/SunPower	12/05/2005

4.	The pricing mentioned in (3) is translated into the following pricing table:

Conergy pricing table Q2-2005

Modules shipped FCA Shenzhen by ocean to Conergy						***/class pricing
actual module type	Wp	price/Wp		price/pc		price/WP		price/pc
STM 210 F	210	***	€	***	€	***	€	***	€
STM 200 FW	200	***	€	***	€	***	€	***	€
STM 190 FW	190	***	€	***	€	***	€	***	€
STM 210 FB	210	***	€	***	€	***	€	***	€
STM 200 F	200	***	€	***	€	***	€	***	€
STM 190 FB	190	***	€	***	€	***	€	***	€

5.	Modules shipped to Conergy in 40” containers will be palletized. Each container will hold about 420 modules

6.	In order to minimize shipping cost, SunPower will carry out a test shipment within Q*** in order to prove, that the method of hand stacking the container and palletizing on site at the European port will save significant cost. SunPower will organize the whole shipment and monitor the first hand stacking action for quality assurance purposes. In the case that shipping cost will be significantly reduced by this method and modules will arrive palletized at the Conergy warehouse in good shape, Conergy agrees to re-adjust pricing upon the possible change or the shipping method.

7.	The original payment terms of *** shall be corrected to *** in order to accommodate the time of shipping on the water.

8.	All other stipulations of the Supply Agreement dated and signed April 17, 2004 and the Appendix to this Supply Agreement dated and signed February 01, 2005 will remain valid and unchanged.

Hamburg, May 12, 2005	Hamburg, May 12, 2005

Conergy AG	SunPower Corp.

/s/ Thomas-Tim Savecke*	/s/ Peter C. Aschenbrenner
Thomas-Tim Savecke	Peter C. Aschenbrenner
Director	Vice President, Sales & Marketing
* by power of attorney

/s/ Edmund Stassen
Dr. Edmund Stassen
Board

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